UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
March 18, 2025
Date of Report (Date of earliest event reported)

NORTHWEST NATURAL HOLDING COMPANY
(Exact name of registrant as specified in its charter)
Commission file number 1-38681

Oregon	82-4710680
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
250 S.W. Taylor Street, Portland, Oregon 97204
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On March 12, 2025, Northwest Natural Holding Company (Company) entered into an Underwriting Agreement for the sale of $325,000,000 in aggregate principal amount of the Company’s Junior Subordinated Debentures due September 15, 2055 (Junior Subordinated Debentures). The Company will pay interest on the Junior Subordinated Debentures (i) from and including the date of original issuance to, but not including, September 15, 2035, at an annual rate of 7.0% and (ii) from and including September 15, 2035, during each Interest Reset Period at an annual rate equal to the Five-Year Treasury Rate as of the most recent Reset Interest Determination Date plus 2.701%. The sale of the Junior Subordinated Debentures closed on March 18, 2025. The Junior Subordinated Debentures were offered pursuant to the Company’s Registration Statement on Form S-3 (No. 333-281437), which became effective upon filing. The Junior Subordinated Debentures were issued pursuant to the Company’s Indenture (For Unsecured Subordinated Debt Securities) dated as of March 1, 2025, as supplemented by the Company’s Officer’s Certificate dated as of March 12, 2025, establishing the terms of the Junior Subordinated Debentures, filed herewith respectively as Exhibits 4(a) and 4(b). Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Company’s Officer’s Certificate dated as of March 12, 2025, filed herewith as Exhibit 4(b).

Pursuant to the terms of the Junior Subordinated Debentures, the Company has the right, from time to time, to defer the payment of interest on the Junior Subordinated Debentures on one or more occasions for up to ten consecutive years. The Company may issue, from time to time, additional junior subordinated debentures or other securities that (i) provide the Company with rights to defer the payment of interest or other payments and (ii) contain dividend restrictions in the event of the exercise of such rights. In the event that the Company were to exercise any right to defer interest or other payments on currently outstanding or future series of junior subordinated debentures or other securities, or if there were to occur certain payment defaults on those securities, the Company would not be able, with limited exceptions, to pay dividends on its common stock during the periods in which such payments were deferred or such payment defaults continued. These provisions are described in the Description of Northwest Natural Holding Company’s Securities Registered Pursuant to Section 12 of the Securities Exchange Act of 1934 filed herewith as Exhibit 4(c) (which updates and supersedes Exhibit 4p to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024), containing a description of the Company’s common stock.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

See Exhibit Index below.

Exhibit Index

Exhibit	Description

1	Underwriting Agreement dated March 12, 2025, by and among the Company and the Underwriters named therein, relating to the Junior Subordinated Debentures.
4(a)	Indenture (For Unsecured Subordinated Debt Securities) dated as of March 1, 2025.
4(b)	Officer’s Certificate dated as of March 12, 2025, establishing the terms of the Junior Subordinated Debentures supplemental to the Indenture.
4(c)	Description of Northwest Natural Holding Company’s Securities Registered Pursuant to Section 12 of the Securities Exchange Act of 1934.
5(a)	Opinion of MardiLyn Saathoff, Esquire, regarding the validity of the securities.
5(b)	Opinion of Morgan, Lewis & Bockius LLP, regarding the validity of the securities.
23(a)	The consent of MardiLyn Saathoff, Esquire is included in her opinion filed as Exhibit 5(a).
23(b)	The consent of Morgan, Lewis & Bockius LLP is included in its opinion filed as Exhibit 5(b).
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

Forward-Looking Statements

This report, and other presentations made by NW Holdings from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “assumes,” “continues,” “could,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “will” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans; objectives; assumptions; estimates; timing; goals; strategies; future events; projections; expectations; forecasts; outlooks; expenses; credit ratings and profile; investments; the likelihood, timing, and amount and use of proceeds associated with any transaction; financial results; financial position; targeted or permitted capital structure; revenues and earnings; performance; and other statements that are other than statements of historical facts.

Forward-looking statements are based on current expectations and assumptions regarding its business, the economy, geopolitical factors, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A "Risk Factors", and Part II, Item 7 and Item 7A "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures about Market Risk" in the most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk", and Part II, Item 1A, "Risk Factors", in the quarterly reports filed thereafter, which, among others, outline legal, regulatory and legislative risks, public health risks, financial, macroeconomic and geopolitical risks, growth and strategic risks, operational risks, business continuity and technology risks, environmental risks and risks related to our water and renewables businesses.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of the Company, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible to predict all such factors, nor can they assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated: March 18, 2025	/s/ MardiLyn Saathoff
General Counsel, Chief Compliance Officer and Senior
Vice President Regulatory